SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                       Rule 13e-3 Transaction Statement
      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                               (Amendment No. 1)

                              HOLLY PRODUCTS, INC.
                              (Name of the Issuer)

                              HOLLY PRODUCTS, INC.
                    (Name of Person(s) Filing Statement)

                              Series D Preferred
                       (Title of Class of Securities)

                   (CUSIP Number of Class of Securities)

             200 Monument Road, Suite 10, Bala Cynwyd, PA 19004
          (Name, Address and Telephone Number of Person Authorized
        to Receive Notices and Communications on Behalf of Person(s)
                              Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [x] The filing of solicitation material or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c101] or Rule 13e-3(c) [240.13e-3(c)]
        under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.  [ ] A tender offer.

d.  [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are
preliminary copies:  [   ]
                         Calculation of Filing Fee

          Transaction                          Amount of filing fee
          valuation *
          $853,070.00                                $170.82

* Represents the number of shares of common stock proposed to be exchanged for the shares of preferred stock which would be eliminated as a result of this 13e-3 transaction, multiplied by the bid price of such common stock on a date within 5 business days of this filing.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

Form or Registration No.:

Filing Party:

                              Holly Products, Inc.
                       CROSS REFERENCE SHEET PURSUANT
                 TO GENERAL INSTRUCTION F OF SCHEDULE 13E-3

Schedule 13E-3

                                          Heading in Proxy Statement filed
Item number and Caption                   pursuant to Regulation 14A
-----------------------                   --------------------------------

1.  Issuer and Security Subject to the    Cover page of Proxy Statement;
                                          Proxy Statement; Proposal No. 6 -
                                          General ; Proposal No. 6 - Certain
                                          Market Information.

2.  Identity and Background               Cover page of Proxy Statement;
                                          Proposal No. 1 Election of Directors.

3.  Past Contacts, Transactions or        Not Applicable.
    Negotiations

4.  Terms of the Transaction              Proposal No. 6


5.  Plans or Proposals of the Issuer      Proposal No. 3; Proposal No. 4;
    or Affiliate                          Proposal No. 6

6.  Source and Amounts of Funds or        Costs of Solicitation
    Other Consideration

7.  Purpose(s), Alternatives, Reasons     Proposal No. 6 - Effects on the
    and Effects                           the Recapitalization on the Holders
                                          of Series D Preferred Stock; Proposal
                                          No. 6 - Purposes of Recapitalization.

8.  Fairness of the Transaction           Proposal No. 6 - Effects of the
                                          Recapitalization on the Holders of
                                          Series D Preferred Stock; Proposal
                                          No. 6 - Fairness of the
                                          Recapitalization; Proposal No. 6 -
                                          Tax Consequences; Proposal No. 6 -
                                          Required Shareholder Vote.

9.  Reports, Opinions, Appraisals and     Proposal No. 6 - Fairness of the
    Certain Negotiations                  Transaction

10. Interest in Securities of the Issuer  Proposal No. 6 - General

11. Contracts, Arrangements or            Not Applicable
    Understandings with Respect to the
    Issuer's Securities

12. Present Intention and Recommendation  Not Applicable:  Proposal No. 6 -
    of Certain Persons with Regard to     General
    the Transaction

13. Other Provisions of the Transactions  Proposal No. 6 - Voting and
                                          Appraisal Rights

14. Financial Information                 Financial Information

15. Persons and Assets Employed,          Not Applicable
    Retained or Utilized

16. Additional Information                Not Applicable

17. Exhibits                              Not Applicable

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  December 5, 1996



                                       __/s/ William Patrowicz_____
                                         William Patrowicz, President

Item 1:     Issuer and Class of Security Subject to the Transaction

     Response to this item is contained in the cover page of the Proxy Statement filed pursuant to Regulation 14A (the "Proxy Statement"), and Proposal Number 6 - General, and Proposal Number 6 - Certain Market Information of the Proxy Statement, all of which are incorporated by reference.


Item 2:       Identity and Background

     Response to this item is located on the cover page of the Proxy Statement, and Proposal Number 1- Election of Directors, of the Proxy Statement, all of which is incorporated by reference.

Item 3:  Past Contacts, Transactions or Negotiations

     Not Applicable


Item 4:     Terms of the Transaction

     The terms of this transaction are fully stated in Proposal Number 6 of the Proxy Statement which is incorporated by reference.


Item 5:  Plans or Proposals of the Issuer or Affiliate

     Proposal numbers 3, 4 and 6 of the Proxy Statement, all of which are incorporated by reference, set forth the plans and/or proposals of the Issuer.


Item 6:  Source and Amounts of Funds or Other Consideration

     The source and amounts of funds are fully stated under the heading "Costs of Solicitation" in the Proxy Statement which is incorporated by reference.


Item 7:  Purpose(s), Alternatives, Reasons and Effects

     The following sections of the Proxy Statement set forth the purpose(s), alternatives, reasons, and effects, and are incorporated by reference:
Proposal Number 6 - Effects on the Recapitalization on the Holders of Series D Preferred Stock; and Proposal Number 6 - Purposes of Recapitalization.


Item  8:  Fairness of the Transaction

     Response to this Item is contained in the following sections of the Proxy
Statement: Proposal Number 6 - Effects of the Recapitalization on the Holders of Series D Preferred Stock; Proposal Number 6 - Fairness of the
Recapitalization; Proposal Number 6 - Tax Consequences; and Proposal Number 6
- Required Shareholder Vote, all of which is incorporated by reference.


Item 9:  Reports, Opinions, Appraisals and Certain Negotiations

     Response to this Item is contained in Proposal Number 6 - Fairness of the Transaction, of the Proxy Statement, which is incorporated by reference.


Item 10: Interest in Securities of the Issuer

     Response to this Item is contained in the Proxy Statement under Proposal Number 6 - General, which is incorporated by reference.

Item 11: Contracts, Arrangements or Understandings with Respect to the Issuer's Securities

     Not Applicable.


Item 12: Present Intention and Recommendation of Certain Persons with Regard to the Transaction

     Response to this Item is contained in the Proxy Statement under Proposal Number 6 - General, which is incorporated by reference.


Item 13:  Other Provisions of the Transactions

     Response to this Item is contained in the Proxy Statement under Proposal Number 6 - Voting and Appraisal Rights, which is incorporated by reference.


Item 14:  Financial Information

     Response to this Item is contained in the Proxy Statement under the heading "Financial Information";, Item 7 of the Company's Form 10-KSB, dated March 31, 1996, and Item 1 of the Company's Form 10-QSB for the period ended September 30, 1996, which are incorporated by reference and are being mailed with the Proxy Statement.


Item 15:  Persons and Assets Employed, Retained or Utilized

     Not Applicable


Item 16:  Additional Information

     Not Applicable


Item 17:  Exhibits

     Not Applicable

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  December 5, 1996

                                          HOLLY PRODUCTS, INC.



                                 By:  __/S/ William Patrowicz_________________
                                        William Patrowicz, President